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                                                                    Exhibit 10.4


                   INTELLECTUAL PROPERTY SECURITY AGREEMENT


      THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "IP Security Agreement") is made and entered into as of May 15, 2002 by BLOCK COMMUNICATIONS, INC., an Ohio corporation (herein referred to as a "Grantor" and the "Borrower"), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF AN IP SECURITY JOINDER AGREEMENT (each a "Guarantor" and a "Grantor", and collectively with the Borrower, the "Grantors"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent") for each of the Lenders (as defined in the Credit Agreement (as defined below), and together with the Administrative Agent, the "Secured Parties") now or hereafter party to the Credit Agreement. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                             W I T N E S S E T H:

      WHEREAS, pursuant to that certain Credit Agreement dated as of May 15, 2002 by and among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Credit Agreement"), the Lenders have made available to the Borrower certain term loan facilities and a revolving credit facility with a letter of credit sublimit and a swing line facility; and

      WHEREAS, as collateral security for payment and performance of the Borrower's Obligations, the Borrower is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in the Collateral (as defined below) pursuant to the terms of this IP Security Agreement; and

      WHEREAS, each Guarantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement and each Guarantor is a party (as signatory hereto or to an IP Security Joinder Agreement) to a Guaranty pursuant to which each Guarantor guarantees the Obligations of the Borrower; and

      WHEREAS, as collateral security for payment and performance by each Guarantor of its Guarantor's Obligations (as defined in the Guaranty to which such Guarantor is a party) and for payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party, each Guarantor is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in the Collateral pursuant to the terms of this IP Security Agreement; and

      WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Borrower and the Guarantors enter into this IP Security Agreement;
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      NOW, THEREFORE, in order to induce the Secured Parties to enter into the
Loan Documents and to make Loans and issue Letters of Credit, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

      1. GRANT OF SECURITY INTEREST. The Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of the Borrower's Obligations, and each Guarantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor's Obligations (as defined in the Guaranty), and each of them hereby grants as collateral security for the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such Borrower's Obligations, Guarantor's Obligations and all other obligations and liabilities of the Borrower and the other Grantors referred to collectively as the "Secured Obligations"), to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, the following property of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

            (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications (including without limitation the patents and patent applications identified on Schedule I attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Patents");

            (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, domain names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, domain name and service mark registration and application identified in Schedule II attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark (collectively, the "Trademarks");


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            (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyright registrations identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all supplemental registrations, renewals, and extensions thereof, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Copyrights"); and

            (d)   all proceeds of any of the foregoing.

      All of the property and interests in property described in clauses (a) through (d) are herein collectively referred to as the "Collateral." The security interests granted under this IP Security Agreement are herein referred to as the "Security Interests."

      2. PERFECTION. As of the date of execution of this IP Security Agreement or an IP Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its "Applicable Date"), such Grantor shall have furnished the Administrative Agent with properly executed financing statements in form, number and substance suitable for filing, sufficient under applicable law, and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements, subject only to Liens allowed to exist under Section 7.01 of the Credit Agreement ("Permitted Liens") with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority. All financing statements (including all amendments thereto and continuations thereof), certificates, acknowledgments, instruments and other documents furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent's security interest in or collateral assignment of Collateral, including such items as are described above in this Section 2 or in Sections 3 and 4 below, are referred to herein as "Perfection Documents." The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of or collateral assignment to, the Administrative Agent for the benefit of the Secured Parties in the Collateral is referred to herein as "Perfection Action."

      3. SECURITY FOR SECURED OBLIGATIONS. The Security Interests granted under this IP Security Agreement by (a) the Borrower secure the payment, performance and satisfaction of all of the Secured Obligations now or hereafter owing by the Borrower and (b) each Guarantor to secure the payment, performance and satisfaction of all of the Secured Obligations now or hereafter owing by such Guarantor.


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      The Security Interests granted by this IP Security Agreement are granted in conjunction with the security interests granted to the Administrative Agent, for the benefit of the Secured Parties, in other assets of each Grantor pursuant to the other Loan Documents.

      4. COLLATERAL ASSIGNMENT. In addition to, and not in limitation of, the grant of the Security Interests in the Patents, Trademarks and Copyrights in
Section 1 above, each Grantor hereby grants, assigns, transfers, conveys and sets over to the Administrative Agent, for the benefit of the Secured Parties, the Grantor's entire right, title and interest in and to the Patents, Trademarks and Copyrights; provided, that such grant, assignment, transfer, conveyance and set over shall become effective only at the election of the Administrative Agent following the occurrence of an Event of Default that is continuing at the time of such election. Each Grantor hereby agrees that after the effectiveness of such grant, assignment, transfer, conveyance and set over of any of the Patents, Trademarks and Copyrights, the use by the Administrative Agent of any of such Patents, Trademarks and Copyrights shall be without any liability for royalties or other related charges from the Administrative Agent to any Grantor. In furtherance of the foregoing, each Grantor has executed in blank and delivered to the Administrative Agent an assignment of federally registered patents, trademarks and copyrights (the "IP Assignment") owned by it in the form of Exhibit A hereto. Each Grantor hereby authorizes the Administrative Agent to complete as assignee, execute, and record with the United States Patent and Trademark Office (the "Patent and Trademark Office") and the United States Copyright Office (the "Copyright Office") and with other applicable state and federal agencies and authorities, each IP Assignment upon the occurrence of an Event of Default that is continuing at the time of filing.

      5.    FURTHER ASSURANCES.

            (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, including such other Perfection Documents and take all further action and such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request, in order to (i) continue, perfect and protect any Security Interest or collateral assignment granted or purported to be granted hereby, and (ii) enable the Administrative Agent, for the benefit of the Secured Parties, to exercise and enforce its rights and remedies hereunder with respect to any part of the Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file (with the appropriate governmental offices, authorities, agencies and regulatory bodies) such joinders or supplements to this IP Security Agreement and such financing or continuation statements, or amendments thereto, and such other instruments or notices, including executed IP Assignments (but the filing of such IP Assignments shall be effected only in accordance with Section 4 above), with the Patent and Trademark Office and the Copyright Office, as may be necessary or desirable, or as the Administrative Agent, on behalf of the Secured Parties, may reasonably request, in order to perfect and preserve the Security Interests and collateral assignments granted hereby.


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            (b) Each Grantor hereby authorizes the Administrative Agent, on behalf of the Secured Parties, to file, where permitted by law, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor. A carbon, photographic or other reproduction of this IP Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Grantor will furnish to the Administrative Agent, on behalf of the Secured Parties, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent, on behalf of the Secured Parties, may reasonably request, all in reasonable detail.

            (d) Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements or, the Security Interests granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

            (e) Each Grantor agrees that, should it have or obtain an ownership interest in any material United States patent or patent application that is not now identified on Schedule I, any material trademark or trademark application that is not now identified on Schedule II or any material copyright registration or copyright application that is not now identified on Schedule III: (i) the provisions of this IP Security Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral; (ii) such Grantor shall, within one month after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Administrative Agent, (B) take all reasonable and appropriate steps to protect Patents, Trademarks and Copyrights, as, for example, by filing applications for their registration with the Patent and Trademark Office or the Copyright Office, as applicable, and (C) with respect to Patents, Trademarks and Copyrights, prepare, execute and file in the Patent and Trademark Office or the Copyright Office, as applicable, within the requisite time period, all documents that are known by such Grantor to be necessary or that the Administrative Agent, on behalf of the Secured Parties, reasonably requests in order to perfect the Security Interest of the Administrative Agent, on behalf of the Secured Parties, therein, including delivery to the Administrative Agent of an executed IP Assignment. Each Grantor authorizes the Administrative Agent, on behalf of the Secured Parties, to execute and file (subject in the case of the filing of IP Assignments, to the limitation contained in Section 4 above) such a document in the name of such Grantor if such Grantor fails to do so.


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            (e) Without limiting Article IIA or Section 6.14 of the Credit
      Agreement, each Grantor agrees that should any of its Subsidiaries (other than a Subsidiary which is a party hereto and whether now or hereafter existing) obtain any ownership interest in any intellectual property of a nature that would be Collateral hereunder if owned by such Grantor, such Grantor shall either cause such Subsidiary (i) to become a party hereto by executing an IP Security Joinder Agreement and a party to the Guaranty by executing a Guaranty Joinder Agreement and other Security Instruments in accordance with Section 6.14 of the Credit Agreement, or (ii) to transfer and assign, all such Subsidiary's ownership interests therein to such Grantor, whereupon the provisions of subsection (d) of this Section 5 shall be applicable thereto.

            (f) Each Grantor agrees: (i) to take all necessary steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof or in any court, to maintain and pursue each patent application now or hereafter included in the Collateral which the Grantor determines to be material or otherwise useful to the conduct of its business, and to maintain each such Patent, and each Trademark or Copyright now or hereafter included in the Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of fees, and the participation in interference, reexamination, opposition and infringement proceedings; (ii) to take corresponding steps with respect to unpatented inventions which the Grantor determines to be material or otherwise useful to the conduct of its business and on which such Grantor is now or hereafter becomes entitled to seek protection, including maintaining the confidentiality of such inventions if filing a patent application is not justified in the reasonable judgment of such Grantor; and (iii) to bear any expenses incurred in connection with such activities.

            (g) No Grantor shall do any act or omit to do any act whereby any of the Collateral may become dedicated or abandoned, except where such dedication or abandonment either (i) is of an immaterial portion of the Collateral, or (ii) is permitted under the Credit Agreement.

            (h) Each Grantor agrees that in the event that any of the Collateral which is material to the operation of its business and as to which it has granted the Security Interests is infringed or misappropriated by a third party, such Grantor shall take all reasonable steps to terminate the infringement or misappropriation, and take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Collateral. Any expense incurred in connection with such activities shall be borne by such Grantor.

      6. GENERAL REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

            (a) It has full power, legal right and lawful authority to enter into this Security Agreement (and any IP Joinder Security Agreement applicable to it) and to perform its terms, including the grant of the Security Interests herein provided for.


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            (b) No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body or any other Person is required either (i) for the grant by such Grantor of the Security Interests granted hereby, or the collateral assignment hereunder, or for the execution, delivery or performance of this IP Security Agreement (or any IP Joinder Security Agreement applicable to it) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except (x) with respect to the Security Interests, the filing of this IP Security Agreement with the Patent and Trademark Office and the Copyright Office, as applicable, and the filings required by the Uniform Commercial Code of the State in which such Grantor is formed, (y) with respect to the consummation of assignment pursuant to
      Section 4 above, the filing in the Patent and Trademark Office or the Copyright Office, as applicable, of the IP Assignments, and (z) to the extent that the exercise of rights and remedies may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors rights generally or by general principles of equity.

            (c) No action or proceeding is pending or, to such Grantor's knowledge, threatened seeking to limit, cancel or question the validity of any part of the Collateral.

            (d) It has not granted any release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Collateral.

            (e) The actions contemplated under or in connection with the Loan Documents will not impair the legal right of such Grantor to use any of the Collateral.

            (f) Such Grantor has no knowledge of the existence of any right under any patent, trademark, license agreement, trade name, trade secret, know-how, confidential research, development and commercial information, or other proprietary information held by any other Person that would materially interfere with the ability of such Grantor to carry on its business as currently carried on, and such Grantor has no knowledge of any claim to the contrary that is likely to be made.

            (g) None of such Grantor's Domestic Subsidiaries (except to the extent that such Subsidiaries are also Grantors hereunder or grantors under any other Security Instrument relating to such property) has an ownership interest in any patents, patent applications, copyrights, copyright applications, trademark, trade name, trade dress, service marks, trademark or service mark registrations or any applications for trademark or service mark registration or any other intellectual property of a nature that would be Collateral hereunder if owned by such Grantor.

            (h) No claim has been, and such Grantor has no knowledge of any claim that is likely to be made, that the use by such Grantor of any Collateral does or may violate the rights of any Person.


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      7.    PATENT REPRESENTATIONS AND WARRANTIES.  Each Grantor represents and warrants as follows:

            (a) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Patents purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for non-exclusive licenses as to which such Grantor is the licensor, Permitted Liens, and the Security Interests created by this IP Security Agreement. No financing statement or other instrument similar in effect covering all or any part of the Patents purported to be granted by such Grantor hereunder is on file in any recording office, including, without limitation, the Patent and Trademark Office, except such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties.

            (b) Set forth on Schedule I is a list of all of the Patents owned by such Grantor and utilized in the conduct of its business as currently conducted and material in such Grantor's operations or used in the selling or marketing of such Grantor's products or services.

            (c) Each Patent of such Grantor identified on Schedule I hereto is validly subsisting and has not been adjudged unpatentable, invalid or unenforceable, in whole or in part, and to the knowledge of such Grantor is patentable, valid and enforceable, and each of such Patent applications has been filed in conformity with applicable rules and procedures of the Patent and Trademark Office and will be prosecuted in conformity therewith so as not to become improperly abandoned.

      8. TRADEMARK REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

            (d) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Trademarks purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for non-exclusive licenses as to which such Grantor is the licensor, Permitted Liens, and the Security Interests created by this IP Security Agreement. No financing statement or other instrument similar in effect covering all or any part of the Trademarks purported to be granted by such Grantor hereunder is on file in any recording office, including, without limitation, the Patent and Trademark Office, except such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties.

            (e) Set forth on Schedule II is a list of all of the Trademarks owned by such Grantor and utilized in the conduct of its business as currently conducted and material in such Grantor's operations or used in the selling or marketing of such Grantor's products or services.


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            (f) Each Trademark of such Grantor identified on Schedule II, is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable, and each of such Trademark applications has been filed in conformity with applicable rules and procedures of the Patent and Trademark Office and will be prosecuted in conformity therewith so as not to become improperly abandoned.

      9. COPYRIGHT REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

            (g) It is the sole, legal and beneficial owner of the entire right, title and interest in and to the Copyrights purported to be granted by it hereunder, free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Permitted Liens, Security Interests created or permitted by this IP Security Agreement or the Credit Agreement. No financing statement or other instrument similar in effect covering all or any part of the Copyrights purported to be granted by such Grantor hereunder is on file in any recording office, including, without limitation, the Copyright Office, except such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties.

            (h) Set forth on Schedule III is a list of all of the federally registered Copyrights owned by such Grantor and utilized in the conduct of its business as currently conducted and material in such Grantor's operations or used in the selling or marketing of such Grantor's products or services.

            (i) Each Copyright of such Grantor identified on Schedule III is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable, and each of such Copyright applications has been filed in conformity with applicable rules and procedures of the Copyright Office and will be prosecuted in conformity therewith so as not to become improperly abandoned.

      10.   TRANSFERS AND OTHER LIENS.   No Grantor shall:

            (j) sell, assign (by operation of law or otherwise) or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted by the Credit Agreement, except that any Grantor may license the Collateral either on an exclusive or a non-exclusive basis (i) in the ordinary course of such Grantor's business, provided that such license is necessary or desirable in the conduct of such Grantor's business, or (ii) in connection with a sale of assets in compliance with
      Section 7.05 of the Credit Agreement. The Administrative Agent, for the benefit of the Secured Parties, shall execute any documents that such Grantor may reasonably request in order to permit the Grantor to exercise its right hereunder to license the Collateral, provided that the Administrative Agent shall not be required to do anything that may, in the sole judgment of the Administrative Agent, adversely affect the validity of the Security Interests;


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            (k) create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for Permitted Liens or the Security Interests created by this IP Security Agreement; or

            (l) take any other action in connection with any of the Collateral that would impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would impair the interest or rights of the Administrative Agent for the benefit of the Secured Parties.

      11. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Administrative Agent as the Grantor's attorney-in-fact for the purposes of carrying out the provisions of this IP Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

            (c) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent's possession or the Administrative Agent's control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

            (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

            (e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.


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      12.   ADMINISTRATIVE AGENT MAY PERFORM.

            (a) If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 16 hereof to the fullest extent permitted by applicable law.

            (b) The Administrative Agent or its designated representatives shall have the right to the extent reasonably requested and upon reasonable prior written notice, at any reasonable time during normal business hours of such Grantors and from time to time, to inspect the Grantors' premises and to examine the Grantors' books, records and operations relating to the Collateral.

      13.   THE ADMINISTRATIVE AGENT'S DUTIES.

            (a) Except for the exercise of reasonable care in the custody and preservation of any Collateral in its possession and accounting for monies received by it pursuant to this Security Agreement, the Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral.

            (b) Each Grantor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Grantor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Grantor to pay any amount pursuant to this IP Security Agreement, the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including reasonable Attorneys' Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

            (c) Each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Grantor as "debtor" at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated.

      14. REINSTATEMENT. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 14 shall survive repayment of all of the Secured Obligations, the termination of the Aggregate Commitments and the termination or expiration of this IP Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date (as defined in Section 29 hereof).

      15. REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent, for the benefit of the Secured Parties, may exercise in respect of the Collateral of any defaulting Grantor, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in the State of New York (the "UCC") and also may (i) exercise any and all rights and remedies of such Grantor under, in connection with, or otherwise in respect of, such Collateral, including the completion and filing of the IP Assignment, (ii) require such Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the documents embodying such Collateral as directed by the Administrative Agent and make it available to the Administrative Agent, for the benefit of the Secured Parties, at a place to be designated by the Administrative Agent that is reasonably convenient to both the Administrative Agent and such Grantor, (iii) occupy any premises owned or leased by such Grantor where documents embodying such Collateral or any part thereof are assembled for a reasonable period in order to effectuate the Administrative Agent's rights and remedies hereunder or under applicable law, without obligation to such Grantor in respect of such occupation, (iv) license such Collateral or any part thereof, and (v) without notice except as specified below, sell such Collateral or any part thereof at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All payments received by any defaulting Grantor under or in connection with any of such Collateral shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds of such Grantor and shall be immediately paid over to the Administrative Agent, for the benefit of the Secured Parties, in the same form as so received (with any necessary endorsement).

            (c) The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral of any defaulting Grantor shall be applied first to the expenses (including all Attorneys' Costs) owing pursuant to Section 16 hereof, of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 2.14 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

      The Administrative Agent shall provide prompt notice to the Borrower of its exercise of remedies under this Section 15, provided that such notice may be general in nature and neither the failure to give, nor any delay in giving, such notice shall have any effect on the validity or effectiveness of any action taken hereunder.

      16. EXPENSES. Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including Attorneys' Costs and the reasonable fees and disbursements of any experts and agents, that the Administrative Agent, for the benefit of the Secured Parties, may incur in connection with (i) the administration of this IP Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

      17. WAIVER. Each Grantor waives to the extent permitted by applicable law
(a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

      18. AMENDMENTS. No amendment, modification, or termination or waiver of any provision of this IP Security Agreement nor consent to any departure by any Grantor therefrom shall in any event be effective unless effected in accordance with Section 10.01 of the Credit Agreement, then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      19.   CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT
AGREEMENT

            (a) This IP Security Agreement shall create a continuing Security Interest in the Collateral and shall remain in full force and effect until terminated in accordance with the provisions of Section 29 hereof.

            (b) Except as permitted by this IP Security Agreement or the Credit Agreement, no Grantor shall sell, lease, transfer or otherwise dispose of any item of Collateral during the term of this IP Security Agreement without the prior written consent of the Required Lenders to such sale, lease, transfer or other disposition.

            (c) Upon the termination of this IP Security Agreement in accordance with Section 29 hereof, the Collateral shall be automatically released from the Liens created hereby, all rights to the Collateral shall automatically revert to the Grantors, and this IP Security Agreement and all obligations of the Grantors hereunder shall terminate without delivery of any instrument or performance of any act by any party. Upon such termination of this IP Security Agreement, the Administrative Agent shall reassign and redeliver such Collateral then held by or for the Secured Parties and execute and deliver to each Grantor such documents as it shall reasonably request to evidence such termination.

      20. ADDITIONAL COLLATERAL. If any Grantor shall acquire or hold any additional material Patents, Trademarks or Copyrights not listed on Schedules I, II, or III hereto (any such Patents, Trademarks or Copyrights being referred to herein as the "Additional Collateral"), such Grantor shall promptly deliver to the Administrative Agent for the benefit of the Secured Parties a revised
Schedule I, II, or III hereto, as applicable, reflecting the ownership and pledge of such Additional Collateral. Each Grantor shall comply with the requirements of this Section 20 and Section 5 hereof concurrently with the acquisition of any such Additional Collateral.

      21. JOINDER. Each Person who shall at any time execute and deliver to the Administrative Agent an IP Security Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 1 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan

Documents to the Grantors or to the parties to this IP Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each IP Security Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such IP Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

      22. DEFINITIONS. All terms used herein unless otherwise defined herein shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

      23. ENTIRE AGREEMENT. This IP Security Agreement and each IP Security Joinder Agreement, together with the Credit Agreement and the other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the IP Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this IP Security Agreement or any IP Security Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

      24. EVIDENCE OF LIEN. Each Grantor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof and of the IP Security Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such issuers or obligors.

      25. BINDING AGREEMENT; ASSIGNMENT. This IP Security Agreement and each IP Security Joinder Agreement, and the terms, covenants, conditions, rights and remedies hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns; provided, however, that no Grantor shall be permitted to assign this IP Security Agreement, any IP Security Joinder Agreement or any interest herein or therein or in the Collateral. Without limiting the generality of the foregoing sentence of this
Section 25, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including
Article IX thereof (concerning the Administrative Agent) and Section 10.7 thereof (concerning assignments and participations.) All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

      26. RELATED SWAP CONTRACTS. All obligations of each Grantor under or in respect of Related Swap Contracts (which are not prohibited under the terms of the Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

      No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents.

      27. SEVERABILITY. The provisions of this IP Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this IP Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      28. COUNTERPARTS. This IP Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this IP Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 28, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this IP Security Agreement.

      29.   TERMINATION.

      (a) Subject to the provisions of Section 14, this IP Security Agreement and each IP Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. For purposes of this IP Security Agreement, "Facility Termination Date" means the date as of which all of the following shall have occurred: (a) the Borrower shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the Issuing Bank and shall be computed (based on interest rates then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash

Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Related Swap Contracts shall have been terminated, expired or Cash Collateralized; (c) all Aggregate Commitments shall have terminated or expired; and (d) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all other Obligations (except for Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Agent-Related Person or any Lender pursuant to the Loan Documents and expressly survive termination of this IP Security Agreement). Upon such termination of this IP Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

      (b) In the event that all of the Subsidiary Securities issued by any Grantor are Disposed of by the Borrower and/or any Grantor, and such Disposition is expressly permitted by the Credit Agreement, then all obligations of such disposed Grantor hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party, and the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

      30. NOTICES. Any notice required or permitted hereunder shall be given (a) with respect to the Borrower, at the address for the giving of notice then in effect under the Credit Agreement, (b) with respect to any Grantor, at the address then in effect for the giving of notices to such Grantor under the Guaranty to which it is a party, and (c) with respect to the Administrative Agent or a Lender, at the Administrative Agent's address for the giving of notice then in effect under the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder

      31. RULES OF INTERPRETATION. The rules of interpretation contained in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this IP Security Agreement and each IP Security Joinder Agreement and are hereby incorporated by reference All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

      32. RELEASE. Upon the Disposition of any item of Collateral, so long as such Disposition is permitted under Section 7.05 of the Credit Agreement and all conditions to such Disposition contained therein have been satisfied:

            (a) the Lien of the Administrative Agent for the benefit of the Secured Parties in such disposed Collateral shall, subject to the provision at the end of this subsection (a), be deemed to be released without any further action on the part of the Administrative Agent or the relevant Grantor, provided that in the event following any such Disposition any Grantor shall thereafter acquire any interest in (or the power to transfer rights in) any asset that constituted Collateral hereunder prior to its Disposition and release from the security interests hereunder, the pledge, assignment and security interest granted hereunder shall be deemed to automatically apply and attach to such asset and it shall from such time forward continue to constitute Collateral hereunder notwithstanding any prior release; and

            (b) the Administrative Agent will (other than in connection with sales of Inventory in the ordinary course of business), at the Grantors' expense, execute and deliver to each Grantor such documents as such Grantor shall reasonably request on reasonable advance notice to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereunder, provided that such Grantor shall have delivered to the Collateral Agent a written request for release describing the item of Collateral and the terms of the Disposition thereof in reasonable detail, including the price thereof and any expenses in connection therewith.

      33.   GOVERNING LAW; WAIVERS.

            (a) THIS IP SECURITY AGREEMENT AND EACH IP SECURITY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OR SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, AND (ii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

            EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT OR ANY IP SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS IP SECURITY AGREEMENT OR AN IP SECURITY JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING

      OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

            (c) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN
      SECTION 30 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

            (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT OR ANY IP SECURITY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

            (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS IP SECURITY AGREEMENT OR ANY IP SECURITY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

            (f) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

      IN WITNESS WHEREOF, the parties have duly executed this Intellectual Property Security Agreement on the day and year first written above.

                              GRANTORS:

                              BLOCK COMMUNICATIONS, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Managing Director
                                     -------------------------------------------


                              BUCKEYE CABLEVISION, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                              ERIE COUNTY CABLEVISION, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                              BUCKEYE TELESYSTEMS, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                              CORPORATE PROTECTION SERVICES, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------

                              COMMUNITY COMMUNICATION SERVICES, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              PG PUBLISHING COMPANY


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              MONROE CABLEVISION, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                              LIMA COMMUNICATIONS CORPORATION


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                              WLFI-TV, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: President
                                     -------------------------------------------


                              INDEPENDENCE TELEVISION COMPANY


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                   Intellectual Property Security Agreement
                               Signature Page 2

                              TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              METRO FIBER & CABLE CONSTRUCTION COMPANY


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                              IDAHO INDEPENDENT TELEVISION, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Chairman
                                     -------------------------------------------


                              CARS HOLDING, INC.


                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: President
                                     -------------------------------------------


                              ACCESS TOLEDO, LTD.
                              By:   BLOCK COMMUNICATIONS, INC.

                              By:    /s/ Allan J. Block
                                     -------------------------------------------
                              Name:  Allan J. Block
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


                   Intellectual Property Security Agreement
                               Signature Page 3

                              ADMINISTRATIVE AGENT:

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent for the Lenders


                              By:    /s/ Derrick C. Bell
                                     -------------------------------------------
                              Name:  Derrick C. Bell
                                     -------------------------------------------
                              Title: Principal
                                     -------------------------------------------


                   Intellectual Property Security Agreement
                               Signature Page 4

                                  EXHIBIT A


               ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS

      THIS ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS (this "Agreement") is made as of ______________ ___, 20__ by BLOCK COMMUNICATIONS, INC., an Ohio corporation (herein referred to as the "Borrower" and a "Grantor"), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor" and a "Grantor," and collectively with the Borrower, the "Grantors") in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for each of the Lenders (as defined in the Credit Agreement (as defined below)) (the "Secured Parties"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                             W I T N E S S E T H:

      WHEREAS, pursuant to that certain Credit Agreement dated as of May 15, 2002 by and among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented, amended and restated, or replaced, renewed, refunded or refinanced, the "Credit Agreement"), the Lenders have made available to the Borrower certain term loan facilities and a revolving credit facility with a letter of credit sublimit and a swing line facility sublimit; and

      WHEREAS, the Borrower and each Guarantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement and each Guarantor is a party to a Guaranty pursuant to which each Guarantor guarantees the Obligations of the Borrower; and

      WHEREAS, each Grantor has entered into that certain Intellectual Property Security Agreement (by joinder or otherwise) (the "IP Security Agreement") dated as of May 15, 2002 pursuant to which each Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Trademarks, Copyrights, and Patents defined below in order to secure the Secured Obligations (as defined in the IP Security Agreement).

      WHEREAS, each Grantor (a) has adopted, registered and used and is using the trademarks and service marks (the "Trademarks") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Trademarks in the United States Patent and Trademark Office identified on Annex I hereto, (b) is the owner of and uses the copyright registrations set forth on Annex II hereto (the "Copyrights"), and (c) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex III hereto (the "Patents" and together with the Trademarks and the Copyrights, the "Collateral"); and
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      WHEREAS, the Administrative Agent for the benefit of the Secured Parties desires to acquire the Trademarks, the Copyrights, and the Patents and the registrations thereof and applications therefor, as applicable, in connection with the exercise of its remedies after the occurrence of an Event of Default and pursuant to the terms of the IP Security Agreement;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Grantor does hereby assign, sell and transfer unto the Administrative Agent all right, title and interest in and to the Trademarks, Copyrights, and Patents, together with (i) the registrations of and applications therefor, as applicable, (ii) all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, (iii) the goodwill of the business symbolized by and associated with the Trademarks and the registrations thereof, and (iv) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Trademarks, Copyrights, Patents or the registrations thereof or such associated goodwill.

      Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, and notice is hereby given that each Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the Collateral to secure the payment and performance in full of all Secured Obligations (as defined in the IP Security Agreement) and all obligations of each Grantor under its respective Guaranty (if applicable) and any other Loan Documents to which it is a party.

      This Agreement is intended to and shall take effect as a sealed instrument at such time as the Administrative Agent shall complete this instrument by signing its acceptance of this IP Security Agreement below.

                          [SIGNATURE PAGES FOLLOW.]


                                      A-2
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      IN WITNESS WHEREOF, the parties have duly executed this Assignment of
Patents, Trademarks and Copyrights on the day and year first written above.


                              GRANTORS:


                              By:     /s/ Allan J. Block
                                      ----------------------------------------
                                      Allan J. Block

                              As Managing Director of:
                                Block Communications, Inc.

                              As Chairman of:
                                Buckeye Cablevision, Inc.
                                Buckeye Telesystems, Inc.
                                Corporate Protection Services, Inc.
                                Erie County Cablevision, Inc.
                                Idaho Independent Television, Inc.
                                Independence Television Company
                                Lima Communications Corporation
                                Monroe Cablevision, Inc.

                              As President of:
                                CARS Holding, Inc.
                                WLFI-TV, Inc.

                              As Vice President of:
                                Community Communications Services, Inc.
                                Metro Fiber & Cable Construction Company
                                PG Publishing Company
                                Toledo Area Telecommunications Services, Inc. Access Toledo, Ltd.


      The foregoing Assignment of the Patents, Trademarks and Copyrights and the registrations thereof and registration applications therefor by the Grantors is hereby accepted as of the --- day of ------------, 20--.


                              BANK OF AMERICA, N.A., as Administrative Agent


                              By:     /s/ Derrick C. Bell
                                      ----------------------------------------
                              Name:   Derrick C. Bell
                                      ----------------------------------------
                              Title:  Principal
                                      ----------------------------------------


                                      A-3
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                                  EXHIBIT B

                    FORM OF IP SECURITY JOINDER AGREEMENT

      THIS INTELLECTUAL PROPERTY SECURITY JOINDER AGREEMENT (this "IP Security Joinder Agreement"), dated as of ______________, 2___ is made by and between ___________________________, _____________________________ (the "Joining
Grantor"), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the "Administrative Agent"), under that certain Credit Agreement (as from time to time amended, revised, modified, supplemented, amended and restated, or replaced, renewed, refunded or refinanced, the "Credit Agreement"), dated as of May 15, 2002, by and among Block Communications, Inc. (the "Borrower"), the Lenders (as defined in the Credit Agreement) party thereto and the Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement or the IP Security Agreement, as applicable.

      WHEREAS, the Joining Grantor is a Subsidiary and required by the terms of the Credit Agreement to become a "Guarantor" under the Credit Agreement and be joined as a party to the IP Security Agreement as a Grantor (as defined in the IP Security Agreement); and

      WHEREAS, the Joining Grantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement; and

      NOW, THEREFORE, the Joining Grantor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties (as defined in the IP Security Agreement):

      1. JOINDER. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the IP Security Agreement as a Grantor and is bound by all the terms, conditions, obligations, liabilities, covenants and undertakings of each Grantor or to which each Grantor is subject thereunder, including without limitation the grant pursuant to Section 1 of the IP Security Agreement of a Security Interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 1 of the IP Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, and the collateral assignment of the Collateral pursuant to Section 4 of the IP Security Agreement, all as security for the payment and performance of the Secured Obligations (as defined in the IP Security Agreement), all with the same force and effect as if the Joining Grantor were a signatory to the IP Security Agreement.

      2. AFFIRMATIONS. The Joining Grantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers,
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representations, warranties, acknowledgements and certifications applicable to any Grantor contained in the IP Security Agreement.

      3. SUPPLEMENTAL SCHEDULES. Attached to this IP Security Joinder Agreement are duly completed schedules (the "Supplemental Schedules") supplementing as thereon indicated the respective Schedules to the IP Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Grantor and its Collateral, properties and affairs is true, complete and accurate as of the date hereof.

      4. IP ASSIGNMENT. Attached to this IP Security Joinder agreement is a duly executed IP Assignment in which the Joining Grantor grants, assigns, transfers, conveys and sets over the Administrative Agent, for the benefit of the Secured Parties, the Grantor's entire right, title and interest in and to the Collateral described in the Supplemental Schedules.

      5. SEVERABILITY. The provisions of this IP Security Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this IP Security Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      6. COUNTERPARTS. This IP Security Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this IP Security Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 6, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this IP Security Joinder Agreement.

      7. DELIVERY. Joining Grantor hereby irrevocably waives notice of acceptance of this IP Security Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made, in reliance on this IP Security Joinder Agreement and the Grantor's joinder as a party to the IP Security Agreement as herein provided.

      8.    GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  The provisions of
Section 32 of the IP Security Agreement are hereby incorporated by reference as if fully set forth herein.

                          [SIGNATURE PAGE FOLLOWS.]


                                      B-2
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      IN WITNESS WHEREOF, the Joining Grantor has duly executed and delivered this IP Security Joinder Agreement as of the day and year first written above.

                              JOINING GRANTOR:

                              ------------------------------------------


                              By:
                                      ----------------------------------
                              Name:
                                      ----------------------------------
                              Title:
                                      ----------------------------------


                              ADMINISTRATIVE AGENT:

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent


                              By:
                                      ----------------------------------
                              Name:
                                      ----------------------------------
                              Title:
                                      ----------------------------------


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